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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 7, 2002

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                          OAK RIDGE CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

                2-07552                               85-0316176
        (Commission File Number)          (IRS Employer Identification No.)


   701 XENIA AVENUE SOUTH, SUITE 130
            GOLDEN VALLEY, MN                           55416
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (763) 923-2266


                                  REALCO, INC.
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 7, 2002, the shareholders of Realco, Inc. ("Realco") approved an Agreement and Plan of Merger providing for the merger of Realco into a newly formed Minnesota corporation for the purpose of changing the state of incorporation of Realco from New Mexico to Minnesota, and changing the name of the corporation to Oak Ridge Capital Group, Inc. ("Oak Ridge")

         On June 10, 2002 (the "Effective Date"), Articles of Merger were filed with the Secretary of State in New Mexico and Minnesota pursuant to which Realco was merged into Oak Ridge. On the Effective Date, the separate corporate existence of Realco ceased and Oak Ridge succeeded to all business, properties, assets and liabilities of Realco. Realco's rights and obligations under its contractual arrangements were assumed by Oak Ridge. The directors and officers of Realco are now the directors and officers of Oak Ridge. The reincorporation did not result in any change to the location of the principal executive offices, assets or liabilities or the nature of business.

         At the Effective Date, each outstanding share of Realco common stock was automatically converted into one share of common stock, $0.01 par value, of Oak Ridge. In addition, at the Effective Date, each outstanding warrant for the purchase of one share of Realco common stock was automatically converted into a warrant to purchase one share of Oak Ridge common stock at an exercise price equal to the exercise price of the outstanding warrant to purchase Realco common stock, and otherwise on identical terms and conditions as the outstanding warrants to purchase Realco common stock.

         It is not necessary for shareholders or warrantholders of Realco to exchange their existing stock certificates or warrant certificates for certificates of Oak Ridge; outstanding certificates of Realco should not be destroyed or sent to the company. Delivery of previously outstanding stock or warrant certificates of Realco will constitute "good delivery" in connection with sales through a broker, or otherwise, of common stock or warrants of Oak Ridge. Each certificate representing shares of common stock or warrants to purchase shares of Realco common stock outstanding immediately before the Effective Date is deemed for all corporate purposes to represent the same number of shares or warrants to purchase shares of Oak Ridge common stock.

         On June 12, 2002, the ticker symbols under which Realco's common stock and warrants trade on the Nasdaq National Market (RLCO and RLCOW) changed to ORCG and ORCGW, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

c)       Exhibit

         The following is filed as an Exhibit to this Report:

         Exhibit
         No.       Description of Exhibit
         ---       ----------------------

         99.1      Press Release issued by the Registrant on June 11, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REALCO, INC.
                                    (Registrant)


Date: June 14, 2002                 By: /s/ Edward S. Adams
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                                    Name: Edward S. Adams
                                    Title: Chief Executive Officer and President


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OAK RIDGE CAPITAL GROUP, INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit
No.       Description of Exhibit
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99.1      Press Release issued by the Registrant on June 11, 2002.